UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1300 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2013, Thomas M. Fitzpatrick notified FreightCar America, Inc. (the “Company”) that he is resigning from the Board of Directors (the “Board”) of the Company, effective immediately, in order to pursue other activities. There was no disagreement or dispute between Mr. Fitzpatrick and the Company that led to his decision to resign. As a result of Mr. Fitzpatrick’s departure, the number of directors on the Board will be reduced to seven.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release of FreightCar America, Inc. dated March 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: March 1, 2013	By:	/s/ Kathleen M. Boege
Name: Kathleen M. Boege
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release of FreightCar America, Inc. dated March 1, 2013.